Filed pursuant to Rule 497(e)
File Nos. 33-78944 and 811-08512

PREMIER VIT

OpCap Global Equity Portfolio

Supplement Dated August 24, 2007
to the Prospectus Dated May 1, 2007

At a meeting of the Board of Trustees of Premier VIT (‘‘the Fund’’) held on August 14, 2007, the Board approved the closing and termination of the above-referenced Portfolio of the Fund. The Portfolio will cease accepting new investments as soon as reasonably practicable given the operational considerations of the user insurance companies. Within a reasonable time thereafter, the Portfolio will close and permanently cease operations. Shareholders of the Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the Portfolio before the closing and termination.